UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 4, 2014 (December 18, 2013)

RREEF Property Trust, Inc
(Exact Name of Registrant as Specified in Its Charter)

Maryland          333-180356         45-4478978
(State or other jurisdiction of (Commission File Number) (I.R.S. Employer incorporation or organization) Identification No.)

345 Park Avenue, 26th Floor, New York, NY 10154
(Address of principal executive offices)
(Zip Code)

(212) 454-6260
(Registrant's telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, RREEF Property Trust, Inc. (which may be referred to as the “Company,” “we,” “our,” and “us”) hereby amends the Current Report on Form 8-K filed on December 19, 2013 to provide the required financial information relating to our acquisition of a mixed-use building located in Seattle, Washington, as described in such Current Report.

Item 9.01    Financial Statements and Exhibits.

(a)	Financial Statements of the Property Acquired
	Independent Auditors' Report	3
	Historical Summary of Gross Income and Direct Operating Expenses for the Nine Months Ended September 30, 2013 and the Year Ended December 31, 2012	4
	Notes to the Historical Summary of Gross Income and Direct Operating Expenses for the Nine Months Ended September 30, 2013 and the Year Ended December 31, 2012	5

(b)	Pro Forma Financial Information	7
	Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2013	8
	Notes to Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2013	9
	Unaudited Pro Forma Consolidated Statement of Operations for the Nine Months Ended September 30, 2013	10
	Notes to Unaudited Pro Forma Consolidated Statement of Operations for the Nine Months Ended September 30, 2013	11
	Unaudited Pro Forma Consolidated Statement of Operations for the Period from February 7, 2012 (Date of Inception) to December 31, 2012	12
	Notes to Unaudited Pro Forma Consolidated Statement of Operations for the Period from February 7, 2012 (Date of Inception) to December 31, 2012	13

(c)	Shell Company Transactions
	None

(d)	Exhibits
	None

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Stockholders of
RREEF Property Trust, Inc:
We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses of Wallingford Plaza (the Property) for the year ended December 31, 2012, and the related notes (the historical summary).
Management’s Responsibility for the Historical Summary
Management is responsible for the presentation of this historical summary in accordance with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the historical summary that is free from material misstatement, whether due to fraud or error.
Auditors’ Responsibility
Our responsibility is to express an opinion on the historical summary based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical summary is free from material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the historical summary. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the historical summary, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the historical summary in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the historical summary.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the historical summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in Note 2 of Wallingford Plaza for the year ended December 31, 2012, in accordance with U.S. generally accepted accounting principles.
Emphasis of Matter
We draw attention to Note 2 to the historical summary, which describes that the accompanying historical summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the filing of Form 8-K/A of RREEF Property Trust, Inc.) and is not intended to be a complete presentation of the Property’s revenues and expenses. Our opinion is not modified with respect to this matter.
/s/ KPMG LLP
Dallas, TX
March 4, 2014

WALLINGFORD PLAZA

Historical Summary of Gross Income and Direct Operating Expenses

For the Nine Months Ended September 30, 2013 (unaudited)
and Year Ended December 31, 2012

	Nine months ended September 30, 2013 (unaudited)	Year ended December 31, 2012
Gross income:
Base rental income	$518,194	$586,956
Tenant reimbursements	126,144	137,273
Total gross income	644,338	724,229
Direct operating expenses
Property operating	117,760	150,074
Real estate tax	43,324	53,813
Insurance	11,920	15,649
Total direct operating expenses	173,004	219,536
Excess of gross income over direct operating expenses	$471,334	$504,693

See accompanying notes to historical summary of gross income and direct operating expenses.

Wallingford Plaza
Notes to Historical Summary of Gross Income and
Direct Operating Expenses
For the Nine Month Period ended September 30, 2013 (unaudited)
and Year ended December 31, 2012

NOTE 1 — BUSINESS

On December 18, 2013, RREEF Property Trust, Inc. (the "Company") acquired Wallingford Plaza, a 30,761 square foot, (unaudited) three-story mixed-use (office over retail) building located on a 0.52 acre site (unaudited) at 4468 Stone Way North, on the corner of Stone Way North and North 45th Street in Seattle, Washington (the "Property"). The Company acquired the Property through RPT Wallingford Plaza, LLC, an indirect wholly-owned subsidiary. The purchase price for the Property was $12,750,000, exclusive of closing costs. The Company funded the acquisition of the Property with proceeds from the sale of its common stock and by borrowing $5,500,000 under the Company's line of credit with Regions Bank.

NOTE 2 — BASIS OF PRESENTATION

The Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (the "SEC") and is not intended to be a complete presentation of the Property's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

The unaudited Historical Summary for the nine months ended September 30, 2013 has been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") for interim financial information. Accordingly, it does not include all of the information and footnotes required by GAAP for complete financial statements. In the opinion of the Company's management, all adjustments (consisting of normal recurring adjustments) considered necessary for a fair presentation have been included. The Historical Summary for the nine months ended September 30, 2013 is not necessarily indicative of the expected results for the entire year ended December 31, 2013.

An Historical Summary is being presented for the most recent year available instead of the three most recent years based on the following factors: (1) the Property was acquired from an unaffiliated party; and (2) based on due diligence of the Property conducted by the Company, except as disclosed in these Notes to Historical Summary of Gross Income and Direct Operating Expenses, management is not aware of any material factors relating to the Property that would cause this financial information not to be indicative of future operating results.

NOTE 3 — GROSS INCOME

As of January 1, 2012, the Property had one tenant, GSRE, LLC (doing business as Keller Williams Realty, Inc.) (“Keller Williams”), occupying 33.7% (unaudited) of the rentable area of the Property. In March 2012, a retail and office lease with Walgreen Co. (“Walgreens”) commenced occupying 41.2% (unaudited) of the rentable area. Then, in November 2012, one additional tenant occupying 3.6% (unaudited) of the rentable area commenced its lease. Accordingly, as of December 31, 2012, and as of September 30, 2013, the Property was 78.5% (unaudited) occupied. Below are additional details of the Keller Williams and Walgreens leases.

Tenant	Type of Business	% of 2013 Annual Base Rent	% of 2012 Annual Base Rent	Type of Lease	Lease Commencement Date	Lease Expiration Date
Walgreens(1)	Pharmacy	74.4%	72.8%	Triple Net	Mar. 2012	Mar. 2087
Keller Williams(2)	Real Estate Brokerage	21.5%	26.5%	Triple Net	May 2010	Aug. 2019

(1)	The Walgreens lease has termination options, which carry no penalties or other obligations, every ten years beginning in 2037.

(2)	Keller Williams has one five-year extension option.

Pursuant to the triple-net leases, each tenant is responsible for the payment of base rent and all of the operating expenses for the portion of the space leased by such tenant. Accordingly, these tenants reimburse the landlord for all such expenses allocated to these tenants. In addition, the only non-triple-net lease included in base rental income in the Historical Summary contains provisions for tenant reimbursements of certain operating expenses in excess of base year amounts. The base year for

Wallingford Plaza
Notes to Historical Summary of Gross Income and
Direct Operating Expenses
For the Nine Month Period ended September 30, 2013 (unaudited)
and Year ended December 31, 2012

the non-triple-net lease is 2013, and accordingly, no tenant reimbursements for the non-triple-net lease are included in the Historical Summary for either period presented.

All leases are classified as operating leases. Although the leases (except Walgreens) provide for increases in minimum lease payments over the terms of the leases, rental income accrues for the full period of occupancy on a straight-line basis. Related adjustments increased base rental income by $21,572 (unaudited) for the nine months ended September 30, 2013 and increased base rental income by $20,254 for the year ended December 31, 2012.

Minimum base rents to be received during the non-cancelable terms under the operating leases in place as of December 31, 2012, are as follows:

2013	$663,763
2014	682,588
2015	688,365
2016	694,316
2017	697,808
Thereafter	9,744,419
$13,171,259

NOTE 4 — DIRECT OPERATING EXPENSES

Direct operating expenses include only those expenses expected to be comparable to the proposed future operations of the Property. Accordingly, expenses such as interest, depreciation and certain landlord costs are excluded.

NOTE 5 — SUBSEQUENT EVENTS

Subsequent events were evaluated from December 31, 2012 through March 4, 2014, the date on which the Historical Summary was issued. In October 2013, prior to the Company's acquisition of the Property, leases commenced with two tenants for the remaining unoccupied space in the Property, thereby bringing the Property's occupancy to 100%.

RREEF PROPERTY TRUST, INC.
PRO FORMA CONSOLIDATED BALANCE SHEET
September 30, 2013
(unaudited)

The following unaudited Pro Forma Consolidated Balance Sheet of RREEF Property Trust, Inc. (the "Company") is presented as if the acquisition Wallingford Plaza had occurred on September 30, 2013. Additionally, the Pro Forma Consolidated Balance Sheet includes the effect of issuance of shares of the Company's Class A and Class B common stock, the proceeds of which were used to finance the Wallingford Plaza acquisition.

This Pro Forma Consolidated Balance Sheet should be read in conjunction with the Company’s historical financial statements and notes thereto for the quarter ended September 30, 2013, as contained in the Company's Quarterly Report on From 10-Q. The Pro Forma Consolidated Balance Sheet is unaudited and is not necessarily indicative of what the actual financial position would have been had the Company completed the above acquisition on September 30, 2013, nor does it purport to represent its future financial position. The Company does not consider any potential property acquisitions to be probable under Rule 3-14 of Regulation S-X.

RREEF PROPERTY TRUST, INC.
PRO FORMA CONSOLIDATED BALANCE SHEET
September 30, 2013
(unaudited)

	Historical (as reported)	Wallingford Acquisition		Other Adjustments (e)	Pro Forma
ASSETS
Investment in real estate assets:
Land	$2,310,684	$3,713,306	(a)	$—	$6,023,990
Buildings and improvements, less accumulated depreciation of $110,365	7,096,125	7,626,593	(a)	—	14,722,718
Acquired intangible lease assets, less accumulated amortization of $230,971	3,551,855	2,179,148	(a)	—	5,731,003
Total investment in real estate assets, net	12,958,664	13,519,047		—	26,477,711
Investment in marketable securities	2,927,310	—		—	2,927,310
Total investment in real estate assets and marketable securities, net	15,885,974	13,519,047		—	29,405,021
Cash and cash equivalents	668,595	(7,299,581)		6,905,831	274,845
Receivables	46,177	—		—	46,177
Prepaid expenses	55,337	922	(c)	—	56,259
Deferred financing costs, less accumulated amortization of $113,358	431,048	24,530	(b)	—	455,578
Total assets	$17,087,131	$6,244,918		$6,905,831	$30,237,880
LIABILITIES AND STOCKHOLDERS' EQUITY
Line of credit	$—	$5,500,000	(b)	$—	$5,500,000
Accounts payable and accrued expenses	8,164	4,021	(c)	—	12,185
Due to affiliates	4,064,160	—		—	4,064,160
Acquired below-market lease intangibles	—	791,099	(a)	—	791,099
Distributions payable	24,597	—		—	24,597
Other liabilities	97,729	27,947	(c)	—	125,676
Total liabilities	4,194,650	6,323,067		—	10,517,717
Stockholders' Equity:
Preferred stock, $0.01 par value; 50,000,000 shares authorized, none issued	—	—		—	—
Common stock, $0.01 par value; 500,000,000 Class A shares authorized, 456,231 issued and 832,224 outstanding, respectively	4,562	—		3,760	8,322
Common stock, $0.01 par value; 500,000,000 Class B shares authorized, 945,900 and 1,133,810 shares issued and outstanding, respectively	9,459	—		1,879	11,338
Additional paid in capital	14,515,071	—		6,900,192	21,415,263
Accumulated Deficit	(1,471,851)	(78,149)	(d)	—	(1,550,000)
Accumulated other comprehensive loss	(164,760)	—		—	(164,760)
Total stockholders' equity	12,892,481	(78,149)		6,905,831	19,720,163
Total liabilities and stockholders' equity	$17,087,131	$6,244,918		$6,905,831	$30,237,880

The accompanying notes are an integral part of this pro forma consolidated balance sheet.

RREEF PROPERTY TRUST, INC.
NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET
September 30, 2013
(unaudited)

NOTE 1 — ACQUISITION

On December 18, 2013, the Company acquired Wallingford Plaza, a three-story mixed-use (office over retail) building located at 4468 Stone Way North, Seattle, Washington (the "Property"). The purchase price for the Property was $12,750,000, exclusive of closing costs. The Company funded the acquisition of the Property with proceeds from the sale of its common stock and by borrowing $5,500,000 under the Company's line of credit with Regions Bank.

NOTE 2 — PRO FORMA ADJUSTMENTS

(a)	Reflects the preliminary purchase price allocation for the acquisition of Wallingford Plaza.

(b)	Reflects the borrowing of $5,500,000 under the Company's line of credit and the related financing costs.

(c)	Reflects certain working capital items incurred in connection with the acquisition.

(d)	Reflects the costs incurred to close the acquisition.

(e)
Represents the issuance of 375,994 shares of Class A common stock and 187,910 shares of Class B common stock, reflecting the Company's actual share issuance subsequent to September 30, 2013 up to the point where the proceeds from issuance of such shares were sufficient to fund the acquisition of Wallingford Plaza. As of September 30, 2013, the Company did not have sufficient capital available to purchase Wallingford Plaza.

RREEF PROPERTY TRUST, INC.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2013
(unaudited)

The following unaudited Pro Forma Consolidated Statement of Operations is presented as if RREEF Property Trust, Inc. (the "Company") had acquired the investments in 9022 Heritage Parkway and Wallingford Plaza on February 7, 2012 (Date of Inception). Both investments were acquired subsequent to December 31, 2012 and as such, the pro forma adjustments presented below are only those applicable to the period presented.

This Pro Forma Consolidated Statement of Operations should be read in conjunction with the Company’s historical financial statements and notes thereto for the quarter ended September 30, 2013, as contained in the Company’s Quarterly Report on Form 10-Q. The Pro Forma Consolidated Statement of Operations is unaudited and is not necessarily indicative of what the actual results of operations would have been had the Company completed the above acquisitions on February 7, 2012 (Date of Inception), nor does it purport to represent its future results of operations. The Company does not consider any potential property acquisitions to be probable under Rule 3-14 of Regulation S-X.

	Historical (as reported)	Wallingford Plaza		Heritage Parkway		Pro Forma
Revenues
Rental and other property income	$420,801	$559,876	(a)	$405,826	(a)	$1,386,503
Tenant reimbursement income	—	126,144	(b)	8,469	(b)	134,613
Investment income on marketable securities	49,289	—		—		49,289
Total revenues	470,090	686,020		414,295		1,570,405
Expenses
General and administrative expenses	1,084,129	—	(c)	(24,126)	(c)	1,060,003
Property operating expenses	16,140	172,011	(d)	14,927	(d)	203,078
Acquisition related expenses	59,334	—	(e)	(59,334)	(e)	—
Depreciation	110,365	156,121	(f)	110,366	(f)	376,852
Amortization	230,386	147,489	(f)	283,836	(f)	661,711
Total operating expenses	1,500,354	475,621		325,669		2,301,644
Operating loss	(1,030,264)	210,399		88,626		(731,239)
Interest expense	(211,473)	(106,962)	(g)	(154,404)	(g)	(472,839)
Realized loss upon sale of marketable securities	(25,075)	—		—		(25,075)
Net Income/(loss)	$(1,266,812)	$103,437		$(65,778)		$(1,229,153)
Weighted average number of common shares outstanding:
Basic and diluted	478,169					1,419,067	(h)
Net loss per common share:
Basic and diluted	$(2.65)					$(0.87)

The accompanying notes are an integral part of this pro forma consolidated statement of operations.

RREEF PROPERTY TRUST, INC.
NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2013
(unaudited)

NOTE 1 — ACQUISITIONS

On May 31, 2013, the Company acquired 9022 Heritage Parkway, a two-story office building located in Woodridge, Illinois (the "Heritage"). The Company acquired the Heritage through RPT Heritage Parkway, LLC, an indirect wholly-owned subsidiary. The purchase price for the Heritage was $13,300,000, exclusive of closing costs. The Company funded the acquisition of the Heritage with proceeds from the sale of its common stock and by borrowing $6,700,000 under the Company's line of credit with Regions Bank.

On December 18, 2013, the Company acquired Wallingford Plaza, a three-story mixed-use (office over retail) building located at 4468 Stone Way North, Seattle, Washington (the "Wallingford"). The purchase price for the Wallingford was $12,750,000, exclusive of closing costs. The Company funded the acquisition of the Wallingford with proceeds from the sale of its common stock and by borrowing $5,500,000 under the Company's line of credit with Regions Bank.

NOTE 2 — PRO FORMA ADJUSTMENTS

(a)
Represents rental and other income pursuant to the leases in place prior to the Company's actual acquisition on a straight-line basis. Also includes the amortization of the acquired favorable and unfavorable lease intangibles.

(b)	Represents amounts reimbursable from the tenants pursuant to the leases in place during the period shown.

(c)
The pro forma adjustment represents the amount of organizational costs that are reflected as expense in the pro forma consolidated statement of operations for the period February 7, 2012 (Date of Inception) to December 31, 2012. These costs are expensed upon the commencement of operations, which is assumed to have occurred on February 7, 2012. The commencement of operations is required to enable the Company to acquire the property.

(d)	Represents insurance, real estate tax and other property operating expenses that would have been incurred based on management's estimates.

(e)	Costs related to the acquisition of the properties are excluded from the pro forma consolidated statement of operations because such costs are non-recurring.

(f)
The depreciation and amortization adjustments reflect the impact of the acquisitions from January 1, 2013 through the actual acquisition date of Heritage Parkway, and through September 30, 2013 for Wallingford Plaza, as if both properties were acquired on February 7, 2012 (Date of Inception) and owned throughout 2013. Buildings and improvements are depreciated over a period of 20 to 40 years on a straight-line basis. Amounts allocated to acquired intangible lease assets are amortized over the term of the lease. The purchase price allocation to acquired intangible lease assets and liabilities is preliminary and subject to adjustment by the Company.

(g)
Interest expense is reflective of the Company's line of credit and includes (1) the Company's borrowing of $6,700,000 at 2.40%, which was used to finance the acquisition of Heritage Parkway, (2) the Company's borrowing of $5,500,000 at 2.37% which was used to finance the acquisition of Wallingford Plaza, (3) line of credit unused fees pursuant to the loan agreement, and (4) amortization of deferred financing costs over the term of the loan.

(h)
Weighted average shares outstanding is based on the actual shares outstanding as of June 30, 2013, which were sufficient to allow the Company to break escrow, acquire Heritage Parkway and make investments into the portfolio of real estate securities (as reflected in the historical consolidated statement of operations). Additionally, weighted average shares outstanding includes the issuance of 375,994 shares of Class A common stock and 187,910 shares of Class B common stock, reflecting the Company's actual share issuance subsequent to September 30, 2013 up to the point where the proceeds from issuance of such shares were sufficient to fund the acquisition of Wallingford Plaza.

RREEF PROPERTY TRUST, INC.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Period February 7, 2012 (Date of Inception) to December 31, 2012
(unaudited)

The following unaudited Pro Forma Consolidated Statement of Operations is presented as if RREEF Property Trust, Inc. (the "Company") had acquired the investments in 9022 Heritage Parkway and Wallingford Plaza on February 7, 2012 (Date of Inception). Both investments were acquired subsequent to February 7, 2012 and as such, the pro forma adjustments presented below are only those applicable to the period presented.

This Pro Forma Consolidated Statement of Operations should be read in conjunction with the Company’s historical financial statements and notes thereto for the quarter ended September 30, 2013, as contained in the Company’s Quarterly Report on Form 10-Q. The Pro Forma Consolidated Statement of Operations is unaudited and is not necessarily indicative of what the actual results of operations would have been had the Company completed the above acquisitions on February 7, 2012 (Date of Inception), nor does it purport to represent its future results of operations. The Company does not consider any potential property acquisitions to be probable under Rule 3-14 of Regulation S-X.

	Historical (as reported)	Wallingford Plaza		Heritage Parkway		Pro Forma
Revenues
Rental and other property income	$—	$621,467	(a)	$1,343,246	(a)	$1,964,713
Tenant reimbursement income	—	133,605	(b)	10,149	(b)	143,754
Investment income on marketable securities	—	—		—		—
Total revenues	—	755,072		1,353,395		2,108,467
Expenses
General and administrative expenses	—	—	(c)	24,126	(c)	24,126
Property operating expenses	—	194,645	(d)	37,232	(d)	231,877
Acquisition related expenses	—	—	(e)	—	(e)	—
Depreciation	—	182,141	(f)	257,519	(f)	439,660
Amortization	—	176,752	(f)	573,201	(f)	749,953
Total operating expenses	—	553,538		892,078		1,445,616
Operating loss	—	201,534		461,317		662,851
Interest expense	—	(128,184)	(g)	(438,472)	(g)	(566,656)
Realized loss upon sale of marketable securities	—	—		—		—
Net Income	$—	$73,350		$22,845		$96,195
Weighted average number of common shares outstanding:
Basic and diluted	—					1,160,734	(h)
Net income per common share:
Basic and diluted	$—					$0.08

The accompanying notes are an integral part of this pro forma consolidated statement of operations.

RREEF PROPERTY TRUST, INC.
NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Period February 7, 2012 (Date of Inception) to December 31, 2012
(unaudited)

NOTE 1 — ACQUISITIONS

On May 31, 2013, the Company acquired 9022 Heritage Parkway, a two-story office building located in Woodridge, Illinois ("Heritage Parkway"). The Company acquired Heritage Parkway through RPT Heritage Parkway, LLC, an indirect wholly-owned subsidiary. The purchase price for Heritage Parkway was $13,300,000, exclusive of closing costs. The Company funded the acquisition of Heritage Parkway with proceeds from the sale of its common stock and by borrowing $6,700,000 under the Company's line of credit with Regions Bank.

On December 18, 2013, the Company acquired Wallingford Plaza, a three-story mixed-use (office over retail) building located at 4468 Stone Way North, Seattle, Washington. The purchase price for Wallingford Plaza was $12,750,000, exclusive of closing costs. The Company funded the acquisition of Wallingford Plaza with proceeds from the sale of its common stock and by borrowing $5,500,000 under the Company's line of credit with Regions Bank.

NOTE 2 — PRO FORMA ADJUSTMENTS

(a)
Represents rental and other income pursuant to the leases in place prior to the Company's actual acquisition on a straight-line basis. Also includes the amortization of the acquired favorable and unfavorable lease intangibles.

(b)	Represents amounts reimbursable from the tenants pursuant to the leases in place during the period shown.

(c)
The pro forma adjustment represents the amount of organizational costs that are expensed upon the commencement of operations, which is assumed to have occurred on February 7, 2012. The commencement of operations is required to enable the Company to acquire the properties.

(d)	Represents insurance, real estate tax and other property operating expenses that would have been incurred based on management's estimates.

(e)	Costs related to the acquisition of the properties are excluded from the pro forma consolidated statement of operations because such costs are non-recurring.

(f)
Buildings and improvements are depreciated over a period of 20 to 40 years on a straight-line basis. Amounts allocated to acquired intangible lease assets are amortized over the term of the lease. The purchase price allocation to acquired intangible lease assets and liabilities is preliminary and subject to adjustment by the Company.

(g)
Interest expense is reflective of the Company's line of credit and includes (1) the Company's borrowing of $6,700,000 at 2.40%, which was used to finance the acquisition of Heritage Parkway, (2) the Company's borrowing of $5,500,000 at 2.37% which was used to finance the acquisition of Wallingford Plaza, (3) line of credit unused fees pursuant to the loan agreement, and (3) amortization of deferred financing costs over the term of the loan.

(h)	Weighted average shares outstanding assumes the Company issued a sufficient number of shares to allow the Company to break escrow and acquire the properties on February 7, 2012 (Date of Inception).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RREEF Property Trust, Inc.
By:	/s/ Julianna S. Ingersoll
Name:	Julianna S. Ingersoll
Title:	Chief Financial Officer (Principal Financial and Accounting Officer)

Date: March 4, 2014